                                                                    Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                  ACCRUAL BASIS
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
----------------------------------------------

----------------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                      Chief Financial Officer
---------------------------------------             ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                  6/20/2002
---------------------------------------             ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
---------------------------------------             ------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                           6/20/2002
---------------------------------------             ------------------------
PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                     MONTH               MONTH            MONTH
                                                                            --------------------------------------------------------
ASSETS                                                     AMOUNT                    April 2002           May 2002
------------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED CASH                              $    15,476                $      9,618        $      9,618             $0
------------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                                           $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                                     $    15,476                $      9,618        $      9,618             $0
------------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)                      $13,356,789                $    763,471        $    570,927             $0
------------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                                 $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                                                          $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                                                          $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                            $37,290,970                $ 60,100,598        $ 59,995,093             $0
------------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                           $50,663,235                $ 60,873,687        $ 60,575,638             $0
------------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT                    $17,083,867                $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
11.       LESS: ACCUMULATED
          DEPRECIATION/DEPLETION                                                    $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT & EQUIPMENT                $17,083,867                $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                         $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                                $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                                   $67,747,102                $ 60,873,687        $ 60,575,638             $0
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                                          $    346,584        $    354,024             $0
------------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                              ($3,855,158)        ($3,855,158)            $0
------------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                             $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                                         $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                              $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                                       $    745,909        $    671,738             $0
------------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                                ($2,762,665)        ($2,829,396)            $0
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.       SECURED DEBT                                   $   152,776                $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                                  $   380,384                $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                                 $10,596,326                $ 18,206,244        $ 17,976,608             $0
------------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                                       $          0        $          0             $0
------------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES                  $11,129,486                $ 18,206,244        $ 17,976,608             $0
------------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                              $11,129,486                $ 15,443,579        $ 15,147,212             $0
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                                $ 49,811,125        $ 49,811,125             $0
------------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                           ($4,381,017)        ($4,382,699)            $0
------------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                                   $         0                $ 45,430,108        $ 45,428,426             $0
------------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL LIABILITIES &
          OWNERS' EQUITY                                 $11,129,486                $ 60,873,687        $ 60,575,638             $0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                  ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                          MONTH                 MONTH            MONTH            QUARTER
                                                 ---------------------------------------------------------
REVENUES                                                April 2002             May 2002                            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                               $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                                    $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                                  $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                                     $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                                 $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                              $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                                     $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                                 $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                                 $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                          $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                                     $8             $  6,214           $0                $  6,222
---------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                                 $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                          $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                                     $8             $  6,214           $0                $  6,222
---------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                            ($8)             ($6,214)          $0                 ($6,222)
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                             $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                            $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                             $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                                       $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                                 $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                          $0              ($4,531)          $0                 ($4,531)
---------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                                  $0              ($4,531)          $0                 ($4,531)
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                            $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                            $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                          $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                                $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                                   $0             $      0           $0                $      0
---------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                           ($8)             ($1,683)          $0                 ($1,691)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
---------------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.              ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
---------------------------------------------

----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                         MONTH             MONTH              MONTH         QUARTER
                                        --------------------------------------------
DISBURSEMENTS                           April 2002         May 2002                           TOTAL
----------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH          $   9,618           $  9,618          $     0       $   9,618
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.   CASH SALES                         $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.   PREPETITION                        $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
4.   POSTPETITION                       $  34,703           $  3,146          $     0       $  37,849
----------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS           $  34,703           $  3,146          $     0       $  37,849
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)     $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                     $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                 ($34,703)           ($3,146)         $     0        ($37,849)
----------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS        ($34,703)           ($3,146)         $     0        ($37,849)
----------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                     $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE               $   9,618           $  9,618          $     0       $   9,618
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                        $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                 $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID      $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES              $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
16.  UTILITIES                          $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
17.  INSURANCE                          $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                   $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
20.  TRAVEL                             $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                      $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE              $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
23.  SUPPLIES                           $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
24.  ADVERTISING                        $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS      $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                  $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                  $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES      $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                      $       0           $      0          $     0       $       0
----------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                $   9,618           $  9,618          $     0       $   9,618
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE         MONTH        MONTH            MONTH
                                                                        -----------------------------------------
ACCOUNTS RECEIVABLE AGING                                 AMOUNT        April 2002    May 2002
-----------------------------------------------------------------------------------------------------------------
1.   0-30                                                               $   4,896     $  2,514       $          0
-----------------------------------------------------------------------------------------------------------------
2.   31-60                                                               ($10,029)    $  3,377       $          0
-----------------------------------------------------------------------------------------------------------------
3.   61-90                                                              $   3,190      ($1,029)      $          0
-----------------------------------------------------------------------------------------------------------------
4.   91+                                                                $ 765,414     $566,065       $          0
-----------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                         $          0     $ 763,471     $570,927       $          0
-----------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                    $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                         $          0     $ 763,471     $570,927       $          0
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:      May 2002
                                                                                ---------------------------------
-----------------------------------------------------------------------------------------------------------------
                                           0-30            31-60          61-90         91+
TAXES PAYABLE                              DAYS             DAYS           DAYS         DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------
1.   FEDERAL                             ($3,874,615)  $          0     $       0     $      0        ($3,874,615)
-----------------------------------------------------------------------------------------------------------------
2.   STATE                              $     19,457   $          0     $       0     $      0       $     19,457
-----------------------------------------------------------------------------------------------------------------
3.   LOCAL                              $          0   $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                $          0   $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                 ($3,855,158)  $          0     $       0     $      0        ($3,855,158)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                   $      9,920   $      1,386     $       0     $342,718       $    354,024
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH:      May 2002
                                                                                ---------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING        AMOUNT                        ENDING
                                                           TAX        WITHHELD AND/    AMOUNT           TAX
FEDERAL                                                 LIABILITY*      OR ACCRUED      PAID         LIABILITY
-----------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                     $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                   $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                   $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                      $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
5.   INCOME                                             ($3,874,615)    $       0     $      0        ($3,874,615)
-----------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                               $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                                ($3,874,615)    $       0     $      0        ($3,874,615)
-----------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                       $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
9.   SALES                                             $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
10.  EXCISE                                            $     19,457     $       0     $      0       $     19,457
-----------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                      $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                     $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                                 $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                               $          0     $       0     $      0       $          0
-----------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                               $     19,457     $       0     $      0       $     19,457
-----------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                        ($3,855,158)    $       0     $      0        ($3,855,158)
-----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                               MONTH:         May 2002
---------------------------------------              ------------------------------------------------------------
BANK RECONCILIATIONS
                                           Account #1        Account #2           Account #3
-----------------------------------------------------------------------------------------------------------------
A.   BANK:                                  Bank One          Bank One
------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                       100128198         #1571582806                            TOTAL
------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                        Deposit       Auction Proceeds
-----------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                $    0             $      0            $      0         $    0
-----------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED          $    0             $      0            $      0         $    0
-----------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS              $    0             $      0            $      0         $    0
-----------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                   $9,618             $      0            $      0         $9,618
-----------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS               $9,618             $      0            $      0         $9,618
-----------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN          No checks       Account Closed
-----------------------------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
                                            DATE OF            TYPE OF              PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE          INSTRUMENT              PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------
7.   N/A
-----------------------------------------------------------------------------------------------------------------
8.   N/A
-----------------------------------------------------------------------------------------------------------------
9.   N/A
-----------------------------------------------------------------------------------------------------------------
10.  N/A
-----------------------------------------------------------------------------------------------------------------
11.  TOTAL  INVESTMENTS                                                               $      0         $    0
-----------------------------------------------------------------------------------------------------------------

---------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                  $    0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                         $9,618
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
----------------------------------------

                                                  MONTH:  May 2002

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------
                            INSIDERS
----------------------------------------------------------------------------
                              TYPE OF                AMOUNT      TOTAL PAID
             NAME             PAYMENT                 PAID         TO DATE
----------------------------------------------------------------------------
1.    Toby Skaar               Salary               $       0     $  4,808
----------------------------------------------------------------------------
2.    Doug Kalitta             Salary               $       0     $219,000
----------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                                   $       0     $223,808
----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           PROFESSIONALS
-------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                        TOTAL
                              ORDER AUTHORIZING       AMOUNT        AMOUNT         TOTAL PAID    INCURRED
             NAME                  PAYMENT           APPROVED        PAID           TO DATE      & UNPAID *
-------------------------------------------------------------------------------------------------------------
1.    N/A
-------------------------------------------------------------------------------------------------------------
2.    N/A
-------------------------------------------------------------------------------------------------------------
3.    N/A
-------------------------------------------------------------------------------------------------------------
4.    N/A
-------------------------------------------------------------------------------------------------------------
5.    N/A
-------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                              $       0     $      0         $      0        $      0
-------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------

                                                     SCHEDULED     AMOUNTS
                                                      MONTHLY        PAID            TOTAL
                                                     PAYMENTS       DURING           UNPAID
               NAME OF CREDITOR                        DUE           MONTH        POSTPETITION
------------------------------------------------------------------------------------------------
1.    N/A
------------------------------------------------------------------------------------------------
2.    N/A
------------------------------------------------------------------------------------------------
3.    N/A
------------------------------------------------------------------------------------------------
4.    N/A
------------------------------------------------------------------------------------------------
5.    N/A
------------------------------------------------------------------------------------------------
6.    TOTAL
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 ---------------------------------------
 CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL  BASIS-7
 ---------------------------------------

 ---------------------------------------
 CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
 ---------------------------------------

                                                 MONTH: May 2002
                                                        ------------------------

 -----------------------------
 QUESTIONNAIRE

 -------------------------------------------------------------------------------
                                                                  YES     NO
 -------------------------------------------------------------------------------
 1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                X
 -------------------------------------------------------------------------------
 2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
 -------------------------------------------------------------------------------
 3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                    X
 -------------------------------------------------------------------------------
 4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                              X
 -------------------------------------------------------------------------------
 5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                              X
 -------------------------------------------------------------------------------
 6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
 -------------------------------------------------------------------------------
 7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                           X
 -------------------------------------------------------------------------------
 8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
 -------------------------------------------------------------------------------
 9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
 -------------------------------------------------------------------------------
 10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                         X
 -------------------------------------------------------------------------------
 11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                   X
 -------------------------------------------------------------------------------
 12.  ARE ANY WAGE PAYMENTS PAST DUE?                                     X
 -------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -----------------------------
 INSURANCE
 -------------------------------------------------------------------------------
                                                                  YES     NO
 -------------------------------------------------------------------------------
 1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
 -------------------------------------------------------------------------------
 2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
 -------------------------------------------------------------------------------
 3.   PLEASE ITEMIZE POLICIES BELOW.
 -------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 As of 12/19/01, this company no longer has any employees or assets. Therefore, no insurance is necessary.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
 -------------------------------------------------------------------------------
            TYPE OF                                            PAYMENT AMOUNT
             POLICY         CARRIER       PERIOD COVERED        & FREQUENCY
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                  FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42143-BJH                              ACCRUAL BASIS
    -------------------------------------------
                                                MONTH:         May 2002
                                                        ------------------------

    ----------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER              FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------

          6                    All Professional fees related to the
    ----------------------------------------------------------------------------
                                Reorganization of the Company are disbursed out
    ----------------------------------------------------------------------------
                                of Kitty Hawk, Inc. (Parent Company). Refer to
    ----------------------------------------------------------------------------
                                Case # 400-42141
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          7                    All insurance plans related to the Company are
    ----------------------------------------------------------------------------
                                carried at Kitty Hawk, Inc. (Parent Company).
    ----------------------------------------------------------------------------
                                Refer to Case # 400-42141.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3              3     The current general ledger system is not able to
    ----------------------------------------------------------------------------
                                provide a detail of customer cash receipts
    ----------------------------------------------------------------------------
                                segregated by prepetion accounts receivable and
    ----------------------------------------------------------------------------
                                post petition accounts receivable. Therefore,
    ----------------------------------------------------------------------------
                                cash receipts is provided in total for the
    ----------------------------------------------------------------------------
                                month.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3              8     All cash received into the Company cash accounts
    ----------------------------------------------------------------------------
                                is swept each night to Kitty Hawk, Inc. Master
    ----------------------------------------------------------------------------
                                Account (see Case #400-42141).
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3             31     All disbursements (either by wire transfer or
    ----------------------------------------------------------------------------
                                check), including payroll are disbursed out of
    ----------------------------------------------------------------------------
                                the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------
                                account.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              6     All assessment of uncollectible accounts
    ----------------------------------------------------------------------------
                                receivable are done at Kitty Hawk, Inc. Refer to
    ----------------------------------------------------------------------------
                                Case #400-4214. All reserves are recorded at
    ----------------------------------------------------------------------------
                                Inc. and pushed down to Inc.'s subsidiaries as
    ----------------------------------------------------------------------------
                                deemed necessary.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4              6     Accounts payable on the aging are in the 60 and
    ----------------------------------------------------------------------------
                                90 day categories due to wire transfers sent as
    ----------------------------------------------------------------------------
                                prepayment on Kitty Hawk Inc. (Case #400-42141)
    ----------------------------------------------------------------------------
                                A/P aging and invoices on Kitty Hawk Charters
    ----------------------------------------------------------------------------
                                Aging. Company is working on clearing these
    ----------------------------------------------------------------------------
                                items.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3             28     All payments are made by Kitty Hawk, Inc. (Case
    ----------------------------------------------------------------------------
                                #400-42141)
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          General              All inventory and fixed assets have been sold as
    ----------------------------------------------------------------------------
                                of 12/19/01. This company has ceased operations.
    ----------------------------------------------------------------------------
                                Current period activity relates to wrapping up
    ----------------------------------------------------------------------------
                                final activity and any miscellaneous billings
    ----------------------------------------------------------------------------
                                and payables processing.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

================================================================================

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                    May 2002


8.   OTHER (ATTACH LIST)                        $ 59,995,093 Reported
                                                ------------
         Intercompany Receivables                 59,498,439
         A/R Clothing Sales                           27,695
         A/R Aging reconciling item                  208,611
         Customer refund                               9,920
         A/R Bankrupt customers                      267,277
         Misc prepaids                               (24,899)
         Security Deposit                              8,050
                                                ------------
                                                  59,995,093 Detail
                                                ------------
                                                           - Difference

22.  OTHER (ATTACH LIST)                        $    671,738 Reported
                                                ------------
         Accrued charter expenses                    351,470
         A/P Clearing                                  8,726
         A/P Aging reconciling item                    5,335
         Misc                                           (499)
         Accrued Fuel                                306,706
                                                ------------
                                                     671,738 Detail
                                                ------------
                                                           - Difference

ACCRUAL BASIS-2

ACCRUAL BASIS-2

     21. OTHER (ATTACH LIST)                          (4,531)Reported
                                                ------------
         Interest Income                              (4,531)
                                                ------------
                                                      (4,531)Detail
                                                ------------
                                                           - Difference

ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                              (3,146)Reported
                                                ------------
         Credit card charges                              (8)
         Sweeps to Kitty Hawk, Inc.                   (3,138)
                                                ------------
                                                      (3,146)Detail
                                                ------------
                                                           - Difference